CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)(PARENTHETICAL) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025
Accounts receivable - net of allowance for credit losses	$ 390	$ 889
Common Stock, No Par Value	$ 0	$ 0
Common Stock, Shares Authorized	99,999,999	99,999,999
Common Stock, Shares, Issued	42,274,119	51,160,822
Common Stock, Shares, Outstanding	42,274,119	51,160,822
Founder Share, No Par Value	$ 0	$ 0
Founder Shares, Authorized	1	1
Founder Shares, Issued	1	1
Founder Shares, Outstanding	1	1